The Securities in the form of the Convertible Promissory Note of GLOBAL ALASKA INDUSTRIES, INC. have not been registered under the Securities Act of 1933, as amended, or under any state securities laws. Such securities cannot be sold, transferred, assigned or otherwise disposed, except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws.



                          CONVERTIBLE PROMISSORY NOTE

$4,000,000                                                   Anchorage, Alaska
                                                                August 1, 1997


     FOR VALUE RECEIVED, GLOBAL ALASKA INDUSTRIES, INC., an Alaskan corporation, and its successors and assign, (the "Maker") promises to pay to the order of MARK GRIFFIN at 3707 Woodland Drive, #4, Anchorage, Alaska 99517, or at such other place as Holder may from time to time designate in writing, the principal sum of Four Million Dollars ($4,000,000.00) in lawful money of the United States of America, together with interest on so such thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

     1.   INTEREST RATE.
          -------------
          The unpaid principal balance of this Note shall bear interest commencing on the date of this Note as the rate eight percent (8%) per annum, simple interest.

     2.   PAYMENT.
          -------
          Principal and interest due under this Note shall be payable as follows:

          a. The sum of Twenty-Five Thousand Dollars ($25,000.00) shall be due on or before October 15, 1997;

          b. Commencing on or before November 15, 1997 and continuing thereafter until the Note is paid in full, the principal and accrued interest shall be payable in equal monthly installments of $63,383.72 each. Interest shall be calculated from the date hereof and interest accrued for the period commencing the date hereof and ending November 15, 1997 shall be amortized under the term of the Note.

          c. In addition to the regular monthly installments provided for herein, Maker shall be obligated to prepay the principal balance of the Note to the extent of and in an amount equal to fifty percent (50%) of Maker's annual earnings before interest, taxes, depreciation and amortization ("EBITDA"), in excess of $1,800,000 per year (the "Mandatory Prepayment").

     3.   MATURITY DATE.
          -------------
          The total outstanding principal balance hereof, together with accrued and unpaid interest, shall be due and payable in full seven (7) years from the date hereof.

     4.   DEFAULT INTEREST AND ATTORNEY FEES.
          ----------------------------------
          Any default in the provisions of that certain Stock Purchase and Sales Agreement executed and entered into contemporaneous with this Convertible Promissory Note for which consideration is being given, shall be deemed a breach of and default in the terms and conditions of this Note. Said Stock Purchase and Sale Agreement is hereby incorporated herein by reference as stating Maker's obligations and continuing responsibility during the term of this Promissory Note, in addition to the specific terms and provisions stated herein.

          Default shall include, but not be limited to, non-payment of any respective installment and/or applicable late payment penalty within ten (10) days of the due date thereof. In the event that any installment and/or applicable late payment penalties have not been paid to and erceived by the Holder within ten (10) days of date due, Holder may declare a default and may further declare the entire then outstanding balance due and owing; fully accelerating total payments of all principal, penalties, and interest thereon.

          In the event any payment due hereunder shall not have been paid to and received by the Holder hereof within seven (7) business days of the due date of such payment, a late payment penalty of Ten Thousand Dollars ($10,000.00) shall immediately become due and owing in addition to the payment, or payments then overdue.

          Upon default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs and fees shall bear interest at the rate of Twelve percent (12%) per annum from the date of default, or the date of advance, as applicable. Holder shall have the right to immediately seize, and take possession thereof, of any and all collateral, inventory, furniture, fixtures and equipment, as well as accounts receivables and assets given as security for this sale and purchase evidenced by the terms of this Promissory Note and the attendant Stock Purchase and Sales Agreement incorporated herein. In the event of default, the Maker and all other parties liable hereon agree to pay all costs of collection, seizure of security interest given, including reasonable attorney's fees.

     5.   ESCROW.
          ------
          All original documents executed herewith, to include Stock Purchase and Sales Agreement, this Promissory Note, and the original executed stock in Alaska Bingo Supply, Inc. shall be placed in escrow with the First National Bank of Anchorage, Main Branch, with all payments made pursuant to the agreement of the parties being paid and recorded through said escrow.

     6.   CONVERSION.
          ----------

          a.   OPTIONAL CONVERSION RIGHT.
               -------------------------
               Subject to and in compliance with the provisions of this paragraph 6, up to $2,500,000 of the principal amount outstanding on the Note may, at the option of the holder thereof, be converted into fully-paid and non-assessable shares of common stock of the Company's parent corporation, GLOBAL CASINOS, INC., a Utah corporation ("Common Stock"), $.05 par value.

          b.   TIME OF OPTIONAL CONVERSION.
               ---------------------------
               The date upon which the holder may convert the Note to common stock shall be any time commencing the earlier of (i) one year from the date hereof or (ii) the effective date of a registration statement registering for sale under the Securities Act of 1933, as amended, the issuance of the Common Stock upon conversion, through and including the Maturity Date or the Notes prior prepayment, whichever occurs first.

          c.   APPLICABLE CONVERSION VALUE.
               ---------------------------
               Subject to the adjustments provided for herein, the price per share at which the Note may be converted into common stock (the "Applicable Conversion Value") shall be ten dollars ($10.00) per share of Common Stock.

          d.   ADJUSTMENT FOR CAPITAL REORGANIZATION,
               RECLASSIFICATION OR TRANSFER OF ASSETS.
               --------------------------------------
               In the event the Common Stock issuable upon conversion of the Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, or in the event the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company, or subdivide or combine the outstanding shares of Common Stock, then in each such event the noteholder shall have the right thereafter to exercise such Note and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Note might have been exercised immediately prior to such reorganization, reclassification or change. In the case of any such reorganization, reclassification or change, the Conversion Value shall also be appropriately adjusted so as to maintain the aggregate Conversion Value. Further, in case of any consolidation or merger of the Company with or into another corporation in which consolidation or merger the Company is not the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety, or substantially as an entirety, the Company shall cause effective provision to be made so that the noteholder shall have the right thereafter, by converting the Note, to purchase the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by holders of the number of shares of Common Stock into which such Note might have been exercised immediately prior to such consolidation, merger, sale or conveyance, which provision shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, no adjustment of the Conversion Value shall be made as a result of or in connection with
(1) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements now in effect or hereafter outstanding or created, (2) the establishment of option plans of the Company, the modification, renewal or extension of any plan now in effect or hereafter created, or the issuance of Common Stock upon exercise of any options pursuant to such plans, (3) the issuance of Common Stock in connection with an acquisition, consolidation or merger of any type in which the Company is the continuing corporation, or (4) the issuance of Common Stock in consideration of such cash, property or service as may be approved by the Board of Directors of the Company and permitted by applicable law.

          e.   CONTINUATION OF TERMS.
               ---------------------
               Upon any reorganization, consolidation or merger referred to in this paragraph 6, the Note shall continue in full force and effect until conversion by the holder thereof and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of any Note after the consummation of such reorganization, consolidation, merger or any similar event and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of the Note.

          f.   EXERCISE OF CONVERSION PRIVILEGE.
               --------------------------------
               To exercise its conversion privilege or in the event of the automatic conversion of the Note, the holder of the Note shall surrender such Note being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder is delivering the Note for conversion. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of common stock issuable upon such conversion shall be issued. The Note surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank.

          g.   NOTICE OF RECORD DATE.
               ---------------------
               In the event of:

               (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidating of the Company, or a transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

               (3) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then and in each such event the Company shall mail or cause to be mailed to the holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of common stock (or other securities) shall be entitled to exchange their shares of common stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

          h. In the event Holder exercises the right of conversion granted herein, if the underlying shares of common stock (the "Conversion Shares") are not eligible to be resold in market transactions in reliance upon Rule 144, or a successor rule, under the Securities Act of 1933, as amended (the "Securities Act"), then Holder shall have a one-time demand registration right on Form S-3 to have registered for resale under the Securities Act the Conversion Shares of common stock issuable upon such conversion.

     7.   INTEREST CALCULATION.
          --------------------
          Daily interest shall be calculated on a 365-day year and the actual number of days in each month.

     8.   PREPAYMENT.
          ----------
          In addition to the Mandatory Prepayment provided for herein, this Note may be prepaid, in whole or in part, at any time without premium or penalty. The Company may exercise its right to prepay all or a portion of the outstanding principal balance by sending to Holder thirty (30) days' prior written notice of such prepayment; whereupon a Holder may elect, pursuant to the Agreement, to convert all or a portion of the principal balance called for prepayment at any time prior to the date next preceding the prepayment date, at the conversion value then in effect.

     9.   NONRECOURSE OBLIGATION.
          ----------------------
          The obligation of Maker to pay all sums of principal, interest and other amounts due and owing under this Note is secured by (i) a Stock Pledge Agreement of even date herewith covering one hundred percent (100%) of the issued and outstanding shares of common stock of ALASKA BINGO SUPPLY, INC., an Alaskan corporation ("ABS"); and (ii) a General Security Agreement and Financing Statement covering all of the tangible and intangible assets of ABS. This Note and Maker's obligation hereunder shall be deemed to be nonrecourse as to Maker; and in the event of Maker's default hereunder, Holder's sole and exclusive remedies shall be to exercise its rights under the Stock Pledge Agreement and General Security Agreement, and under no circumstances shall Maker have any liability for any deficiency which may result following Holder's exhaustion of such remedies.

          Upon default of any provision referenced herein, Holder may immediately retake all documents held in escrow, with or without notice, seize and take possession of all collateral and assets given as security for and in consideration of the terms and conditions of this Promissory Note.

     10.  COSTS OF COLLECTION.
          -------------------
          Maker agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Holder's rights hereunder or under any instrument securing payment of this Note, Maker shall pay to Holder its reasonable attorneys' fees and all court costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgment or not. Such costs and expenses shall include, without limitation, all costs, reasonable attorneys' fees, and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceedings involving Maker or any endorser, surety, guarantor, or other person liable for this Note which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

     11.  APPLICATION OF PAYMENTS.
          -----------------------
          Any payment made against the indebtedness evidenced by this Note shall be applied against the following items in the following order: (1) costs of collection, including reasonable attorney's fees incurred or paid and all costs, expenses, default interest, late charges and other expenses incurred by Holder and reimbursable to Holder pursuant to this Note (as described herein);
(2) default interest accrued to the date of said payment; (3) ordinary interest accrued to the date of said payment; and (4) finally, outstanding principal.

     12.  ASSIGNMENT OF NOTE.
          ------------------
          This Note may be assigned by Maker to any entity that acquires Maker or substantially all of Maker's assets.

     13.  NON-WAIVER.
          ----------
          No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     14.  MAXIMUM INTEREST.
          ----------------
          In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Maker and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Maker) and not to the payment of Interest.

     15.  PURPOSE.
          -------
          Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household, or agricultural purposes.

     16.  WAIVER OF PRESENTMENT.
          ---------------------
          Maker and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof.

     17.  GOVERNING LAW.
          -------------
          As an additional consideration for the extension of credit, Maker and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note is made in the State of Alaska and the provisions hereof will be construed in accordance with the laws of the State of Alaska, and such parties further agree that in the event of default this Note may be enforced in any court of competent jurisdiction in the State of Alaska, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may be executed.

     18.  BINDING EFFECT.
          --------------
          The term "Maker" as used herein shall include the original Maker of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Maker of this Note alone as Maker unless Holder has consented in writing to the substitution of another party as Maker. The term "Holder" as used herein shall mean Holder or, if this Note is transferred, the then Holder of this Note.

     19.  RELATIONSHIP OF PARTIES.
          -----------------------
          Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Maker and Holder, Holder is acting hereunder as a lender only.

     20.  SEVERABILITY.
          ------------
          Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

     21.  AMENDMENT.
          ---------
          This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

     22.  TIME OF THE ESSENCE.
          -------------------
          Time is of the essence for the performance of each and every obligation of Maker hereunder.


     IN WITNESS WHEREOF, the undersigned has executed this Note this 1st day of August, 1997.

                              GLOBAL ALASKA INDUSTRIES, INC.,
                                   an Alaskan corporation


/s/ Stephen A. Crisham             By:  /s/ Stephen G. Calandrella
----------------------             -------------------------------
Witness                            Stephen G. Calandrella
                                   President